SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                      FORM 8-K


                    Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  August 26, 2002


                                  IMH ASSETS CORP.
          (as Company under a Series 2002-3 Indenture, dated as of June 26, 2002 providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-3).


                             IMPAC CMB TRUST SERIES 2002-3
                 (Exact name of Registrant as specified in its Charter)


                                      CALIFORNIA
                    (State or Other Jurisdiction of Incorporation)

               333-83600-01                          33-0705301
          (Commission File Number)        (I.R.S. Employer Identification No.)


          1401 DOVE STREET
          NEWPORT BEACH, CALIFORNIA                    92660
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (949) 475-3600


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of August 26, 2002.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of June 26, 2002.


          Date:  September 5, 2002         By:  /s/ Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of August 26, 2002.














                              Impac CMB Trust   2002-3
                              Collateralized Asset-Backed Bonds
                              August 26, 2002 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Cred
>it Enhancement Report                                               7
                                                                       5.  Coll
>ateral Report                                                       8
                                                                       6.  Deli
>nquency Report                                                     11
                                                                       7.  REO
>Report                                                             14
                                                                       8.  Prep
>ayment Report                                                      15
                                                                       9.  Prep
>ayment Detail Report                                               18
                                                                      10.  Real
>ized Loss Report                                                   19
                                                                      11.  Real
>ized Loss Detail Report                                            22
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     23
                                                                      13.  Othe
>r Related Information                                              24
                                                                           Tota
>l Number of Pages
> 24
                                                            CONTACTS
                                                                            Adm
>inistrator:   James F Noriega
                                                                            Dir
>ect Phone Number:   (714)247-6281
                                                                            Add
>ress:   Deutsche Bank

>             1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Impac Secured Asset
> Corp.                                                   Cut-Off Date:
>     June 1, 2002
                              Certificate Insurer(s):       AMBAC Indemnity Cor
>poration                                                 Closing Date:
>      June 26, 2002

>                                                         First Payment Date:
> July 25, 2002
                              Servicer(s):                  Impac Funding Corpo
>ration      Master Servicer
                                                            Wendover Funding, I
>nc.      Sub-Servicer
                                                            Countrywide Funding
> Corporation      Sub-Servicer

>                                                         Distribution Date:
>    August 26, 2002
                              Underwriter(s):               Countrywide Securit
>ies      Co-Lead Underwriter                             Record Date:
>      August 23, 2002
                                                            Lehman Brothers Sec
>urities Corporation      Co-Lead Underwriter
>              July 31, 2002
                                                            Banc One Capital Ma
>rkets
                                                            Sandler O'Neill & P
>artners, L.P

>                          Page 1 of 24
>          (c) COPYRIGHT 2002 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       2
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM0203  200208
>        0 7.4E+08       0       0       0       0    3093       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IM0203  200207
>        06.14E+08147827.6       0       0       0    2581       1       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       2
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM0203  200208
>        1493810.6       0       0       0       0       7       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IM0203  200207
>        1494577.9       0       0       0       0       7       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                               HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       2
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM0203  200208
>        2 7.4E+08       0       0       0       0    3086       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                IM0203  200207
>        26.14E+08147827.6       0       0       0    2574       1       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0613956.8       0       0       0       0       4       0       0
>0       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0613956.8       4       0       07.47E
>+08
       0614583.5       0       0       0       0       4       0       0
>0       0       0       0       0       0       0       0       0       0
>0       0147827.6       1       0       0614583.5       4       0       06.18E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       049457
>7.9
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       049380
>6.3
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0613956.8       0       0       0       0       4       0       0
>0       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0613956.8       4       0       07.47E
>+08
       0614583.5       0       0       0       0       4       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0147827.6       1       0       0614583.5       4       0       06.17E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      18
>3       0                                                         356.601
>                                                 0       0     0.00024046
                         1090298 711530896616.21800514.4       0      29
>3       0                                                         256.312
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
7.41E+08    3118    3097651285.2 4924658-44053.7800514.4       0      18
>3      0 16374.1160925.291418.15490794094605128945185635356.9333356.09993.7685
>260.0291350.1284780.0313130.0100870.010085       0       0              0
6.15E+08    2597    2586439012.6 2190650140669.9       0       0      11
>0      0 2159.53121294.687278.23405608893805801637221235356.9204356.52053.3203
>860.0291790.1287730.0313780.0100920.010088       0       0    0.000240462

>
>                                                         0              0
                          1056.2       0-1060.49       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
493810.6       7       7  524.61       0  242.68       0       0       0
>0      0       0   50.09  271.3946921.11 43063.4 43041.4     257256.312717.619
>72       0       0       0       0       0       0       0              0
494577.9       7       7  531.59       0-1303.17       0       0       0
>0      0       0   50.09  270.8846837.4542985.7642963.78     258257.235516.615
>42       0       0       0       0       0       0       0              0

>
>                                                         0     0.00024066
                         1089242 7115308 97676.7800514.4       0      29
>3       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
 7.4E+08    3111    3090650760.6 4924658-44296.4800514.4       0      18
>3      0 16374.1160875.191146.76490324884600822645142594     357356.16653.7592
>870.0291540.1285630.0313330.0100930.010091       0       0              0
6.14E+08    2590    2579  438481 2190650141973.1       0       0      11
>0      0 2159.53121244.587007.35405140523801503037178271     357356.60043.3096
>810.0292020.1288770.031403  0.01010.010096       0       0    0.000240655

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.00024046       0   0.001       0                   0.0
>95
                                                        0                   0.0
>65
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       00.000829       0  Aug-02740.89360.0656
>82                                                 0.00761 0.99239
>   0.0056960.087588                0.0662463.76852611.62105
              0       0.000240462       0   0.001       0  Jul-02614.76590.0656
>82                                                0.0037780.996222
>   0.0037780.044404                0.0444043.3203866.686625
              0                 0       0       0       0
                                         BankruptREO     Fixed   Fixed   Fixed
>
>           Fixed                   Fixed           Fixed
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0  Aug-020.4938110.0948
>71                                                0.0004910.999509
>   0.0002460.005879                0.00294417.619720.166817
              0                 0       0       0       0  Jul-020.494578 0.094
>85                                                       0       1
>          0       0                       016.61542       0
              0        0.00024066       00.001001       0
                                        BankruptREO     AdjustabAdjustabAdjust
>able
>           Adjustable              Adjustable      Adjustable
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       00.000829       0  Aug-02740.39980.0656
>63                                                0.0076140.992386
>     0.0057 0.08764                0.0663023.75928711.65653
              0       0.000240655       00.001001       0  Jul-02614.27130.0656
>58                                                0.0037830.996217
>   0.0037830.044463                0.0444633.3096816.717182
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
 9.345025681.119       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       4       3
>  0
6.686625 2331.32       0       1                       0       0
>        0       0                       0
>                         4       4Credit Enhancement Repor       7       1

>
>                         5       5Collateral Report              8       3
>  0

>
>                         6       6Delinquency Report            11       3
>  0

>
>                         7       7REO Report                    14       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             15       3
>  0

>
>                        10       9Prepayment Detail Report      18       1

>
>                        11      10Realized Loss Report          19       3
>  0

>
>                        12      11Realized Loss Detail Rep      22       1

>
>                        13      12Triggers, Adj. Rate Cert      23       1

>
>                        14      13Other Related Informatio      24       1

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         24
Fixed   Fixed                                           Fixed
>         Fixed                           Fixed
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
0.085982 0.24268       0       1                       0       0
>        0       0                       0
       0-1.30317       0       1                       0       0
>        0       0                       0
AdjustabAdjustable                                      Adjustable
>         Adjustable                      Adjustable
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
9.3792345680.876       0       1                       0       0
>        0       0                       0
6.7171822332.623       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
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               1               1
               0       1       0
               0               0
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              24